UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-12


                          FIRST AVIATION SERVICES INC.
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

FAvS

                                  May 26, 2004

Dear First Aviation stockholder:

We, the members of the board of directors (the "Board") of First Aviation Services Inc. (the "Company" or "FAvS"), are writing to ask for your support at the upcoming Annual Meeting of Stockholders. This year, The Wynnefield Group, a dissident stockholder group controlled by Nelson Obus, is mounting a proxy contest against your Board.

THE BOARD URGES YOU TO VOTE "FOR" THE BOARD'S TWO NOMINEES FOR ELECTION AS DIRECTORS, MR. MICHAEL C. CULVER AND MR. ROBERT L. KIRK, AND TO VOTE "AGAINST" THE CUMULATIVE VOTING PROPOSAL.

o          SIGN AND RETURN ONLY THE COMPANY'S WHITE PROXY CARD OR VOTING
           INSTRUCTION FORM.

o THROW AWAY AND DO NOT USE ANY PROXY CARD OR VOTING INSTRUCTIONS YOU RECEIVE FROM THE WYNNEFIELD GROUP.

If you have any questions or require voting assistance, please call D. F. King & Co., Inc., which is assisting the Board, toll free at 1-800-628-8536.

WE BELIEVE THE WYNNEFIELD GROUP AND MR. OBUS ARE USING THE GUISE OF A PROXY CONTEST TO RUN A NEGATIVE CAMPAIGN AGAINST THE INCUMBENT BOARD AND MANAGEMENT, WELL AWARE THAT WYNNEFIELD WILL NOT SUCCEED IN EITHER ELECTING MR. OBUS TO THE BOARD OR HAVING ITS CUMULATIVE VOTING PROPOSAL APPROVED.

First Equity, the Company's majority stockholder, already has informed The Wynnefield Group that it will be voting for the Board's two nominees for election as director and will be voting against the cumulative voting proposal. Consequently, under no circumstances will Mr. Obus be elected to the Board or will the cumulative voting proposal be approved. You should note that Wynnefield's board nominee and stockholder proposal were thoroughly considered but rejected unanimously by your Board, a majority of whose members are independent.

Given these facts, the Board believes that The Wynnefield Group's proxy contest and disparagement of the incumbent directors, which is causing the Company to incur significant and unnecessary expenses and which is diverting the Company's attention from pursuing its business strategies, must be for an ulterior purpose.

THE BOARD SUSPECTS THAT THE WYNNEFIELD GROUP'S REAL PURPOSE IS TO BE A SUFFICIENT NUISANCE TO THE BOARD SUCH THAT THE BOARD ULTIMATELY WILL HELP THE WYNNEFIELD GROUP EFFECTUATE AN "EXIT" FROM FAVS - THAT IS, CASHING-OUT WYNNEFIELD'S LARGELY ILLIQUID INVESTMENT IN FAVS, EVEN IF THE EXIT VEHICLE MAY BE IN A TRANSACTION OR AT A TIME THAT IS NOT IN THE BEST INTERESTS OF ALL STOCKHOLDERS.

Your Board will not succumb. The Board believes that The Wynnefield Group's problem is largely one of its own making. Specifically, the Board believes that The Wynnefield Group contributed in large measure to the lack of trading liquidity in FAvS' common stock by accumulating such a substantial portion of



                          FIRST AVIATION SERVICES INC.
--------------------------------------------------------------------------------
                  15 Riverside Avenue o Westport, CT 06880-4214
                      Tel: 203-291-3300 o Fax: 203-291-3330
the publicly traded shares so that now only a small portion of the common stock is left in the hands of the real public.

The Board believes that as a result of this lack of liquidity, The Wynnefield Group is seeking to pressure the Board to adopt a mechanism which will allow The Wynnefield Group to sell its shares in the short term at a premium, regardless of the long-term impact on other stockholders. Mr. Obus previously has articulated his interest in an exit strategy consisting of either having the Wynnefield shares bought back by the Company, having the Company taken private or having the Company sold. The Board, however, no matter what Mr. Obus says or does, will pursue such strategies only if and when they are in the best interests of the Company's stockholders as a whole - not just Wynnefield.

IN THE BOARD'S VIEW, THE WYNNEFIELD GROUP'S INSISTENCE ON CONTINUING TO NOMINATE MR. OBUS TO THE BOARD AND NOW PROPOSING CUMULATIVE VOTING REFLECTS A NARROW, SELF-INTERESTED FOCUS.

The Wynnefield Group continues to nominate Mr. Obus to the Board even though his candidacy was rejected this year by the independent directors comprising the Nominating and Corporate Governance Committee and was rejected last year by the public stockholders: Mr. Obus last year received less than 11% of the votes cast in the election of directors by stockholders not affiliated with The Wynnefield Group, the Company's majority stockholder, or officers and directors of the Company. Notwithstanding that history, instead of nominating a new candidate independent of The Wynnefield Group with experience and skills which could be helpful to FAvS in determining or executing its strategies, The Wynnefield Group continues to nominate Mr. Obus - an individual who the Nominating Committee of the Board believes would bring little more to the Board than an adversarial approach with management and other Board members and who would be disruptive in Board meetings and therefore be counterproductive to maximizing stockholder value. Moreover, the Board believes that if cumulative voting were to be adopted by the Company, it would allow Mr. Obus, with a little additional shareholder support, to elect himself to the Board, but it would do nothing to benefit the other public stockholders.

FIRST AVIATION'S STOCK PRICE HAS INCREASED SIGNIFICANTLY DURING THE PAST 12 MONTHS.

Contrary to Mr. Obus' attacks, the Board believes that the Company has performed well considering the unprecedented downturn in the aerospace industry that followed the terrorist attacks that took place on September 11, 2001 - not as well as Aviall, but better than many in the aerospace industry. The price of the Company's stock increased over 36% during the 12-month period ending April 29, 2004.

WE ASK THAT YOU NOT BE FOOLED BY THE WYNNEFIELD GROUP. YOUR BOARD OF DIRECTORS, A MAJORITY OF WHOSE MEMBERS ARE INDEPENDENT, IS FOCUSED ON THE BEST INTERESTS OF ALL STOCKHOLDERS.

While Mr. Obus complains about FAvS' corporate governance, the facts do not support him. A majority of the members of the Board, as well as the entire Nominating and Corporate Governance and Compensation Committees, consist of independent directors. This level of independence exceeds that which is required of FAvS under applicable Nasdaq listing standards. Moreover, by maintaining such independence on our Board, and by having only independent directors select nominees for the Board, stockholders can be assured that the Board will serve the best interests of the stockholders as a whole.

WE THUS ASK FOR YOUR CONTINUING SUPPORT. Your vote is important. Please take a moment to SIGN, DATE and PROMPTLY RETURN your WHITE proxy card or voting instruction form in the postage-paid envelope provided.


                                                    Very truly yours,

                                                    The Board of Directors

--------------------------------------------------------------------------------

                                    IMPORTANT

THE BOARD RECOMMENDS THAT STOCKHOLDERS REJECT THE WYNNEFIELD GROUP'S PROXY SOLICITATION.

THE BOARD URGES STOCKHOLDERS TO VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES AND AGAINST THE STOCKHOLDER PROPOSAL. YOU CAN VOTE YOUR SHARES IN FAVOR OF THE BOARD'S NOMINEES AND AGAINST THE STOCKHOLDER PROPOSAL BY SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE POSTAGE-PAID RETURN ENVELOPE. If you receive this letter with a voting instruction form from your broker, bank or other nominee, please vote in accordance with the Board's recommendations, and sign, date and mail the enclosed voting instruction form in the postage-paid envelope provided. Because of the proxy contest mounted by The Wynnefield Group, your broker will not be able to vote your shares at the Annual Meeting regarding either the election of directors or the stockholder proposal unless it receives your specific voting instructions - so please have your vote counted.

IF YOU RECEIVE A PROXY CARD OR VOTING INSTRUCTIONS FROM THE WYNNEFIELD GROUP, THE COMPANY'S BOARD OF DIRECTORS ASKS THAT YOU DISCARD IT. BUT JUST IN CASE YOU ALREADY SENT IN THEIR PROXY CARD OR VOTING INSTRUCTIONS, WE URGE YOU TO SIGN AND RETURN THE BOARD'S WHITE PROXY CARD OR VOTING INSTRUCTIONS PROMPTLY. YOUR LATER DATED WHITE PROXY CARD OR VOTING INSTRUCTIONS WILL REVOKE ANY PRIOR PROXY. IT IS ONLY YOUR LATEST DATED PROXY WHICH COUNTS.

             IF YOU HAVE ANY QUESTIONS OR REQUIRE VOTING ASSISTANCE,
        PLEASE CALL D. F. KING & CO., INC., WHICH IS ASSISTING THE BOARD,
                          TOLL FREE AT 1-800-628-8536.

YOUR VOTE IS IMPORTANT. Please take a moment to SIGN, DATE and PROMPTLY RETURN your WHITE proxy card or voting instruction form in the postage-paid envelope provided.

--------------------------------------------------------------------------------


                             ADDITIONAL INFORMATION

First Aviation Services Inc. filed with the Securities and Exchange Commission
(SEC) on May 17, 2004, its definitive proxy statement for the 2004 Annual Meeting of Stockholders. This document contains important information concerning, among other things, the matters to be acted upon at the Annual Meeting, the position of the Company's Board of Directors with respect to those matters, and the participants in the solicitation of proxies on behalf of the Board for that meeting. The Company may also file additional proxy solicitation materials with the SEC. Stockholders are urged to read this important information. You may obtain these documents free of charge at the SEC's website (www.sec.gov). In addition, these documents may be obtained for free by contacting Robert Costantini, Chief Financial Officer and Corporate Secretary, First Aviation Services Inc., 15 Riverside Avenue, Westport, Connecticut 06880,
(203) 291-3300.

                                      FAvS

                               15 Riverside Avenue
                           Westport, Connecticut 06880
                                  www.favs.com

                       ANNUAL MEETING OF STOCKHOLDERS OF

                          FIRST AVIATION SERVICES INC.

                                  JUNE 15, 2004


                                   IMPORTANT

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.


                      If you need assistance with voting,
                        please call D.F. King & Co, Inc.
                          toll free at 1-800-628-8536


             |                                                     |
             V   Please detach and mail in the envelope provided.  V

--------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED
      BELOW, "FOR" PROPOSAL 2, AND "AGAINST" PROPOSAL 3. PLEASE SIGN, DATE
       AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE
                      IN BLUE OR BLACK INK AS SHOWN HERE x
--------------------------------------------------------------------------------

1. Election of two Directors for a term to expire at the Annual Meeting of Stockholders in the year 2007 (Class II).

                                         NOMINEES

|_|  FOR ALL NOMINEES             01 -  Michael C. Culver
                                  02 -  Robert L. Kirk
|_|  WITHHOLD AUTHORITY
     FOR ALL NOMINEES

|_|  FOR ALL EXCEPT
     (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the name(s) of such nominee(s) in the space below:

                      ------------------------------------
                      ------------------------------------

--------------------------------------------------------------------------------

                                                          FOR  AGAINST  ABSTAIN

2.    Ratification of the appointment of Ernst & Young    [ ]    [ ]      [ ]
      LLP as the independent auditors of First Aviation
      Services Inc.


3.    Stockholder proposal regarding cumulative voting    [ ]    [ ]      [ ]
      for director elections.


4.    In their discretion, the Proxies are authorized to
      vote upon such other business as may properly come
      before the meeting.
--------------------------------------------------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE, FOR PROPOSAL 2, AND AGAINST PROPOSAL 3.

PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that      [ ]
changes to the registered name(s) on the account may not be submitted via this method

--------------------------------------------------------------------------------

Signature of Stockholder ________________________________ Date: _______________
Signature of Stockholder ________________________________ Date: _______________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WHITE PROXY CARD


                                     PROXY

                          FIRST AVIATION SERVICES INC.
                 15 RIVERSIDE AVE., WESTPORT, CONNECTICUT 06880

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


           The undersigned hereby appoints Aaron P. Hollander and Michael C. Culver as proxies, each with the power to appoint his or her substitute and hereby authorizes each of them to vote, as designated on the reverse side, all the shares of Common Stock of First Aviation Services Inc. held of record by the undersigned on May 11, 2004 at the First Aviation Services Inc. Annual Meeting of Stockholders to be held on June 15, 2004 or any adjournment thereof.



                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                          FIRST AVIATION SERVICES INC.

                                  JUNE 15, 2004


                                   IMPORTANT

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.


                      If you need assistance with voting,
                        please call D.F. King & Co, Inc.
                          toll free at 1-800-628-8536


             |                                                     |
             V   Please detach and mail in the envelope provided.  V

--------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED
      BELOW, "FOR" PROPOSAL 2, AND "AGAINST" PROPOSAL 3. PLEASE SIGN, DATE
       AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE
                      IN BLUE OR BLACK INK AS SHOWN HERE x
--------------------------------------------------------------------------------

1. Election of two Directors for a term to expire at the Annual Meeting of Stockholders in the year 2007 (Class II).

                                         NOMINEES

|_|  FOR ALL NOMINEES             01 -  Michael C. Culver
                                  02 -  Robert L. Kirk
|_|  WITHHOLD AUTHORITY
     FOR ALL NOMINEES

|_|  FOR ALL EXCEPT
     (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the name(s) of such nominee(s) in the space below:

                      ------------------------------------
                      ------------------------------------

--------------------------------------------------------------------------------

                                                          FOR  AGAINST  ABSTAIN

2.    Ratification of the appointment of Ernst & Young    [ ]    [ ]      [ ]
      LLP as the independent auditors of First Aviation
      Services Inc.


3.    Stockholder proposal regarding cumulative voting    [ ]    [ ]      [ ]
      for director elections.


4.    In their discretion, the Proxies are authorized to
      vote upon such other business as may properly come
      before the meeting.
--------------------------------------------------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE, FOR PROPOSAL 2, AND AGAINST PROPOSAL 3.

PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that      [ ]
changes to the registered name(s) on the account may not be submitted via this method

--------------------------------------------------------------------------------

Signature of Stockholder ________________________________ Date: _______________
Signature of Stockholder ________________________________ Date: _______________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

    INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                      THE DAY PRIOR TO ANNUAL MEETING DAY.


    YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


                 INTERNET                                         TELEPHONE                                   MAIL
         HTTP://WWW.PROXYVOTE.COM                              1-800-454-8683

Use the internet to vote your proxy.  Have           Use any touch-tone telephone to              Mark, sign and date your
your proxy card in hand when you access      OR      vote your proxy.  Have your proxy    OR      proxy card and return it in
the web site.  The control number appears            card in hand when you call.  The             the enclosed postage-paid
on the mailing label.                                control number appears on the                envelope.
                                                     mailing label.


               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

WHITE PROXY CARD


                                     PROXY

                          FIRST AVIATION SERVICES INC.
                 15 RIVERSIDE AVE., WESTPORT, CONNECTICUT 06880

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


           The undersigned hereby appoints Aaron P. Hollander and Michael C. Culver as proxies, each with the power to appoint his or her substitute and hereby authorizes each of them to vote, as designated on the reverse side, all the shares of Common Stock of First Aviation Services Inc. held of record by the undersigned on May 11, 2004 at the First Aviation Services Inc. Annual Meeting of Stockholders to be held on June 15, 2004 or any adjournment thereof.



                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)